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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-61722.

                                          ARTHUR ANDERSEN LLP

Vienna, Virginia
March 28, 2002

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